UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2019

Date of reporting period: June 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.19

ANNUAL REPORT

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Sustainable International Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

August 19, 2019

This report provides management’s discussion of fund performance for AB Sustainable International Thematic Fund for the annual reporting period ended June 30, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JUNE 30, 2019 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND[1]

Class A Shares	16.58%	1.03%

Class B Shares[2]	16.10%	0.25%

Class C Shares	16.15%	0.32%

Advisor Class Shares[3]	16.67%	1.28%

Class R Shares[3]	16.34%	0.75%

Class K Shares[3]	16.52%	1.03%

Class I Shares[3]	16.75%	1.40%

MSCI ACWI ex-US (net)	13.60%	1.29%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US (net), for the six- and 12-month periods ended June 30, 2019.

For the 12-month period, all share classes except Class I underperformed the benchmark, before sales charges. Security selection detracted in the consumer discretionary and technology sectors, relative to the benchmark, and contributed in the health care and industrials sectors. Security selection detracted in the US and Sweden, and contributed in the UK and Ireland. For the six-month period, all share classes outperformed the

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benchmark, before sales charges. Stock selection in the health care and materials sectors contributed, while stock selection in financials detracted, as did cash holdings held for transactional purposes. Security selection contributed in the UK and the Netherlands, and detracted in Germany and Sweden.

From a theme standpoint, the Health and Empowerment themes contributed the most during the 12-month period. The Health theme consists of companies seeking to ensure healthy lives and the general well-being for all individuals. The Empowerment theme is comprised of companies that seek to ensure that all human beings can lead prosperous and fulfilling lives. The Climate theme, which encompasses companies that seek to ensure adequate resources for the expanding global population while reducing the vulnerability associated with climate risk and environmental damage contributed the least. All themes contributed for the six-month period, with the Health theme contributing the most and Empowerment contributing the least.

Derivatives in the form of currency forwards were utilized for hedging purposes, which added to absolute performance for the six-month period, and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities rallied during the 12-month period ended June 30, 2019. The end of 2018 saw stocks decline amid increased risk, including political turmoil, a weak outlook for the Chinese economy and global growth in general, tighter monetary policies and rampant trade tensions. After three years in office and repeatedly failing to push her Brexit plan through Parliament, UK prime minister Theresa May announced that she would resign, leading Britain’s relationship with the European Union to remain uncertain. Equity-market gains were driven in part by increasingly dovish statements from the US Federal Reserve and the world’s central banks, a resumption in trade negotiations following the G20 conference, and better-than-expected first-quarter earnings.

This backdrop bodes well for active management, as increased dispersion can lead to more opportunities while supporting a premium for companies that have their own growth drivers. Given the expected volatility, the Fund’s Senior Investment Management Team (the “Team”) plans to take advantage of any price dislocations that are presented in the market and continues to maintain a balanced exposure to long-term secular investment themes. The Fund’s top-down approach is complemented by attractive bottom-up fundamentals, with a focus on robust organic sales and earnings growth along with high returns on invested capital. The Team believes that this combination will continue to drive long-term performance in the face of moderating economic growth and heightened market volatility.

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The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the UN Sustainable Development Goals, which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating a massive investment opportunity for companies aligned with these goals. As evidence of the potency of this global initiative, the profitability and long-term earnings growth potential of the Fund’s holdings are appreciably higher than the benchmark’s, and the Team believes these holdings will continue to reward investors over the mid-to-long term.

INVESTMENT POLICIES

The Fund invests primarily in a focused international portfolio of equity securities of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that the Adviser believes are positively exposed to sustainable investment themes at the time of purchase, and related derivatives.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies through its “top-down” process sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. These themes include climate, health and empowerment and are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries, with the stock selection process determining the geographic distribution of the Fund’s investments. The Fund may sell securities that no longer meet the investment criteria described above.

(continued on next page)

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Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI ex-US is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial-services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/30/2009 TO 6/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable International Thematic Fund Class A shares (from 6/30/2009 to 6/30/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.03%	-3.29%

5 Years	1.91%	1.02%

10 Years	6.03%	5.57%

CLASS B SHARES

1 Year	0.25%	-3.19%

5 Years	1.08%	1.08%

10 Years[1]	5.37%	5.37%

CLASS C SHARES

1 Year	0.32%	-0.54%

5 Years	1.14%	1.14%

10 Years	5.25%	5.25%

ADVISOR CLASS SHARES[2]

1 Year	1.28%	1.28%

5 Years	2.16%	2.16%

10 Years	6.33%	6.33%

CLASS R SHARES[2]

1 Year	0.75%	0.75%

5 Years	1.61%	1.61%

10 Years	5.75%	5.75%

CLASS K SHARES[2]

1 Year	1.03%	1.03%

5 Years	1.93%	1.93%

10 Years	6.08%	6.08%

CLASS I SHARES[2]

1 Year	1.40%	1.40%

5 Years	2.32%	2.32%

10 Years	6.49%	6.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.23%, 2.16%, 1.16%, 1.72%, 1.42% and 1.05% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.29%

5 Years	1.02%

10 Years	5.57%

CLASS B SHARES

1 Year	-3.19%

5 Years	1.08%

10 Years[1]	5.37%

CLASS C SHARES

1 Year	-0.54%

5 Years	1.14%

10 Years	5.25%

ADVISOR CLASS SHARES[2]

1 Year	1.28%

5 Years	2.16%

10 Years	6.33%

CLASS R SHARES[2]

1 Year	0.75%

5 Years	1.61%

10 Years	5.75%

CLASS K SHARES[2]

1 Year	1.03%

5 Years	1.93%

10 Years	6.08%

CLASS I SHARES[2]

1 Year	1.40%

5 Years	2.32%

10 Years	6.49%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,165.80	$7.63	1.42%	$7.68	1.43%
Hypothetical**	$1,000	$1,017.75	$7.10	1.42%	$7.15	1.43%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,161.00	$11.89	2.22%	$11.95	2.23%
Hypothetical**	$1,000	$1,013.79	$11.08	2.22%	$11.13	2.23%
Class C
Actual	$1,000	$1,161.50	$11.68	2.18%	$11.74	2.19%
Hypothetical**	$1,000	$1,013.98	$10.89	2.18%	$10.94	2.19%
Advisor Class
Actual	$1,000	$1,166.70	$6.29	1.17%	$6.34	1.18%
Hypothetical**	$1,000	$1,018.99	$5.86	1.17%	$5.91	1.18%
Class R
Actual	$1,000	$1,163.40	$9.44	1.76%	$9.49	1.77%
Hypothetical**	$1,000	$1,016.07	$8.80	1.76%	$8.85	1.77%
Class K
Actual	$1,000	$1,165.20	$7.78	1.45%	$7.84	1.46%
Hypothetical**	$1,000	$1,017.60	$7.25	1.45%	$7.30	1.46%
Class I
Actual	$1,000	$1,167.50	$5.91	1.10%	$5.97	1.11%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%	$5.56	1.11%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 ((to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

June 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $285.0

1

All data are as of June 30, 2019. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Brazil, Finland, Norway and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

June 30, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

AIA Group Ltd.	$8,468,500	3.0%

Kingspan Group PLC (London)	8,351,775	2.9

Partners Group Holding AG	8,315,602	2.9

Siemens AG (REG)	7,858,486	2.7

Schneider Electric SE (Paris)	7,626,711	2.7

London Stock Exchange Group PLC	7,341,256	2.6

Koninklijke DSM NV	7,301,890	2.6

Apollo Hospitals Enterprise Ltd.	7,191,829	2.5

Dassault Systemes SE	6,747,073	2.4

Vestas Wind Systems A/S	6,717,579	2.3

	$75,920,701	26.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

June 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 18.0%
Electronic Equipment, Instruments & Components – 3.4%
Halma PLC	41,584	$1,067,986
Horiba Ltd.	82,900	4,301,040
Keyence Corp.	7,000	4,317,058

		9,686,084

IT Services – 3.5%
Pagseguro Digital Ltd.(a)	74,810	2,915,346
Visa, Inc. – Class A	17,390	3,018,034
Wirecard AG	23,680	3,997,571

		9,930,951

Semiconductors & Semiconductor Equipment – 6.9%
ASML Holding NV	24,816	5,163,958
Infineon Technologies AG	318,442	5,658,614
STMicroelectronics NV	159,560	2,829,968
Taiwan Semiconductor Manufacturing Co., Ltd.	813,000	6,218,136

		19,870,676

Software – 4.2%
AVEVA Group PLC	44,582	2,287,769
Dassault Systemes SE	42,300	6,747,073
SAP SE	20,950	2,872,074

		11,906,916

		51,394,627

Industrials – 17.1%
Building Products – 2.9%
Kingspan Group PLC	80,784	4,387,209
Kingspan Group PLC (London)	72,900	3,964,566

		8,351,775

Commercial Services & Supplies – 1.7%
China Everbright International Ltd.	5,106,000	4,716,128

Electrical Equipment – 5.0%
Schneider Electric SE (Paris)	84,289	7,626,711
Vestas Wind Systems A/S	77,540	6,717,579

		14,344,290

Industrial Conglomerates – 2.8%
Siemens AG (REG)	66,007	7,858,486

Machinery – 2.8%
SMC Corp./Japan	13,600	5,098,301
Xylem, Inc./NY	34,290	2,868,015

		7,966,316

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 1.9%
Recruit Holdings Co., Ltd.	160,700	$5,380,540

		48,617,535

Financials – 16.8%
Banks – 3.2%
HDFC Bank Ltd.	181,950	6,441,495
Svenska Handelsbanken AB – Class A	283,713	2,799,877

		9,241,372

Capital Markets – 5.5%
London Stock Exchange Group PLC	105,350	7,341,256
Partners Group Holding AG	10,574	8,315,602

		15,656,858

Consumer Finance – 1.1%
Bharat Financial Inclusion Ltd.(a)	240,605	3,125,141

Insurance – 4.7%
AIA Group Ltd.	784,200	8,468,500
Prudential PLC	226,706	4,949,214

		13,417,714

Thrifts & Mortgage Finance – 2.3%
Housing Development Finance Corp., Ltd.	204,735	6,507,802

		47,948,887

Health Care – 14.2%
Biotechnology – 0.8%
Abcam PLC	125,070	2,341,193

Health Care Equipment & Supplies – 1.8%
Koninklijke Philips NV	117,330	5,101,032

Health Care Providers & Services – 2.5%
Apollo Hospitals Enterprise Ltd.	363,535	7,191,829

Life Sciences Tools & Services – 7.6%
Bio-Rad Laboratories, Inc. – Class A(a)	9,300	2,907,087
Gerresheimer AG	71,040	5,236,038
ICON PLC(a)	22,620	3,482,801
QIAGEN NV(a)	101,270	4,120,855
Tecan Group AG	23,070	5,991,436

		21,738,217

Pharmaceuticals – 1.5%
Roche Holding AG	9,357	2,631,075
Vectura Group PLC(a)	1,420,506	1,560,688

		4,191,763

		40,564,034

Consumer Staples – 12.8%
Food Products – 6.8%
Danone SA	49,920	4,226,837

16 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kerry Group PLC – Class A	55,845	$6,667,641
Marine Harvest ASA	116,490	2,725,740
Nestle SA (REG)	55,729	5,769,191

		19,389,409

Household Products – 3.7%
Essity AB – Class B	91,080	2,801,932
Reckitt Benckiser Group PLC	35,210	2,779,996
Unicharm Corp.	163,200	4,920,244

		10,502,172

Personal Products – 2.3%
Unilever PLC	103,500	6,424,793

		36,316,374

Consumer Discretionary – 7.4%
Auto Components – 1.9%
Aptiv PLC	66,479	5,373,498

Household Durables – 0.9%
Husqvarna AB – Class B	280,217	2,624,108

Internet & Direct Marketing Retail – 1.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	29,100	4,930,995

Textiles, Apparel & Luxury Goods – 2.9%
Puma SE	44,060	2,938,401
Shenzhou International Group Holdings Ltd.	384,000	5,297,170

		8,235,571

		21,164,172

Materials – 3.4%
Chemicals – 3.4%
Chr Hansen Holding A/S	24,947	2,347,640
Koninklijke DSM NV	59,180	7,301,890

		9,649,530

Communication Services – 3.4%
Diversified Telecommunication Services – 1.9%
Deutsche Telekom AG (REG)	303,105	5,251,188

Interactive Media & Services – 1.5%
Tencent Holdings Ltd.	96,000	4,342,984

		9,594,172

Utilities – 3.0%
Multi-Utilities – 1.6%
Suez	317,290	4,578,431

Water Utilities – 1.4%
Beijing Enterprises Water Group Ltd.(a)	6,762,000	4,019,002

		8,597,433

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Energy – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
Neste Oyj		84,090		$2,858,846

Total Common Stocks (cost $216,231,302)				276,705,610

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.33%(b)(c)(d) (cost $8,828,295)		8,828,295		8,828,295

		Principal Amount (000)
Time Deposits – 0.8%
BBH Grand Cayman (1.58)%, 7/01/19	CHF	27		27,192
(0.85)%, 7/01/19	DKK	177		27,006
(0.50)%, 7/01/19	SEK	226		24,312
0.36%, 7/01/19	GBP	22		28,255
0.52%, 7/01/19	NOK	239		27,979
0.81%, 7/02/19	CAD	0	*	1
5.69%, 7/01/19	ZAR	0	*	4
BNP Paribas, Paris (0.58)%, 7/01/19	EUR	1,469		1,670,624
Hong Kong & Shanghai Bank, Hong Kong 2.10%, 7/02/19	HKD	2,553		326,855
Sumitomo, Tokyo (0.27)%, 7/01/19	JPY	5,224		48,449

Total Time Deposits (cost $2,181,807)				2,180,677

Total Short-Term Investments (cost $11,010,102)				11,008,972

Total Investments – 101.0% (cost $227,241,404)				287,714,582
Other assets less liabilities – (1.0)%				(2,710,081)

Net Assets – 100.0%				$285,004,501

18 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	2,921	USD	2,173	8/15/19	$(59,326)
Bank of America, NA	EUR	1,943	USD	2,187	8/15/19	(30,285)
Bank of America, NA	GBP	1,275	USD	1,630	8/15/19	7,662
Bank of America, NA	GBP	2,069	USD	2,608	8/15/19	(25,723)
Bank of America, NA	USD	545	JPY	58,977	8/15/19	3,498
Barclays Bank PLC	BRL	20,576	USD	5,384	7/02/19	25,969
Barclays Bank PLC	USD	5,369	BRL	20,576	7/02/19	(10,837)
Barclays Bank PLC	INR	1,276,715	USD	18,057	7/16/19	(423,935)
Barclays Bank PLC	USD	6,998	INR	488,075	7/16/19	67,370
Barclays Bank PLC	USD	5,369	BRL	20,576	8/02/19	(26,397)
Barclays Bank PLC	USD	558	RUB	35,450	8/06/19	(9)
Barclays Bank PLC	GBP	459	USD	583	8/15/19	(1,215)
Barclays Bank PLC	JPY	305,491	USD	2,845	8/15/19	1,644
Barclays Bank PLC	JPY	70,858	USD	658	8/15/19	(1,510)
Barclays Bank PLC	USD	565	AUD	816	8/15/19	8,429
Barclays Bank PLC	USD	565	CAD	746	8/15/19	4,763
Barclays Bank PLC	USD	2,255	EUR	2,002	8/15/19	30,191
Barclays Bank PLC	USD	940	JPY	101,483	8/15/19	4,426
BNP Paribas SA	JPY	97,708	USD	897	8/15/19	(12,351)
BNP Paribas SA	USD	2,451	CHF	2,434	8/15/19	53,008
BNP Paribas SA	USD	1,144	EUR	1,015	8/15/19	14,533
Brown Brothers Harriman & Co.	CHF	410	USD	407	8/15/19	(14,744)
Brown Brothers Harriman & Co.	EUR	2,904	USD	3,319	8/15/19	5,156
Brown Brothers Harriman & Co.	EUR	4,707	USD	5,354	8/15/19	(17,833)
Brown Brothers Harriman & Co.	JPY	231,754	USD	2,160	8/15/19	3,587
Brown Brothers Harriman & Co.	NOK	6,981	USD	824	8/15/19	4,958
Brown Brothers Harriman & Co.	SEK	23,965	USD	2,591	8/15/19	1,702
Brown Brothers Harriman & Co.	USD	665	CHF	665	8/15/19	19,505
Brown Brothers Harriman & Co.	USD	307	NZD	463	8/15/19	4,801
Citibank, NA	PEN	7,634	USD	2,277	7/12/19	(40,691)
Citibank, NA	CNY	3,876	USD	565	7/25/19	(215)
Citibank, NA	EUR	525	USD	600	8/15/19	1,146
Citibank, NA	EUR	3,696	USD	4,168	8/15/19	(50,326)
Citibank, NA	USD	10,722	AUD	15,282	8/15/19	22,815
Citibank, NA	USD	618	AUD	866	8/15/19	(8,986)
Citibank, NA	USD	652	CAD	864	8/15/19	8,094
Citibank, NA	USD	930	EUR	814	8/15/19	(939)
Citibank, NA	USD	5,143	GBP	3,933	8/15/19	(137,672)
Citibank, NA	USD	14,595	JPY	1,589,232	8/15/19	195,664
Citibank, NA	USD	801	NOK	6,981	8/15/19	18,577
Citibank, NA	KRW	783,068	USD	660	8/26/19	(17,379)
Citibank, NA	USD	8,815	KRW	10,408,226	8/26/19	192,348
Goldman Sachs Bank USA	INR	30,164	USD	429	7/16/19	(7,438)
Goldman Sachs Bank USA	USD	664	INR	46,666	7/16/19	11,318
Goldman Sachs Bank USA	AUD	1,143	USD	795	8/15/19	(8,230)
Goldman Sachs Bank USA	JPY	119,689	USD	1,116	8/15/19	2,079
Goldman Sachs Bank USA	USD	1,360	AUD	1,981	8/15/19	33,146
Goldman Sachs Bank USA	USD	1,916	JPY	209,731	8/15/19	36,266
Goldman Sachs Bank USA	USD	566	KRW	655,872	8/26/19	1,409

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	BRL	11,700	USD	3,023	8/02/19	$(15,062)
JPMorgan Chase Bank, NA	EUR	28,467	USD	32,225	8/15/19	(264,531)
JPMorgan Chase Bank, NA	USD	3,286	ZAR	47,210	8/15/19	46,446
Morgan Stanley & Co. LLC	BRL	18,427	USD	4,808	7/02/19	9,705
Morgan Stanley & Co. LLC	USD	4,561	BRL	18,427	7/02/19	237,904
Morgan Stanley & Co. LLC	USD	2,288	RUB	151,370	8/06/19	94,529
Morgan Stanley & Co. LLC	CHF	4,524	USD	4,504	8/15/19	(150,121)
Morgan Stanley & Co. LLC	EUR	1,040	USD	1,169	8/15/19	(18,388)
Morgan Stanley & Co. LLC	USD	682	GBP	535	8/15/19	(1,174)
Morgan Stanley & Co. LLC	USD	5,945	JPY	657,074	8/15/19	170,304
Morgan Stanley & Co. LLC	USD	1,422	MXN	27,658	8/15/19	8,111
Morgan Stanley & Co. LLC	USD	666	ZAR	9,407	8/15/19	(1,800)
Royal Bank of Scotland PLC	PEN	11,887	USD	3,575	7/12/19	(33,184)
Royal Bank of Scotland PLC	USD	5,914	PEN	19,521	7/12/19	12,340
Royal Bank of Scotland PLC	INR	37,078	USD	533	7/16/19	(3,536)
Royal Bank of Scotland PLC	EUR	577	USD	657	8/15/19	(1,555)
Societe Generale	USD	1,079	JPY	115,333	8/15/19	(5,378)
Standard Chartered Bank	BRL	2,149	USD	561	7/02/19	1,132
Standard Chartered Bank	USD	561	BRL	2,149	7/02/19	(1,483)
Standard Chartered Bank	INR	236,171	USD	3,350	7/16/19	(68,713)
Standard Chartered Bank	CNY	13,929	USD	2,070	7/25/19	40,193
Standard Chartered Bank	CNY	11,129	USD	1,611	7/25/19	(10,945)
Standard Chartered Bank	USD	547	CNY	3,784	7/25/19	4,292
Standard Chartered Bank	USD	2,065	CNY	13,929	7/25/19	(34,519)
Standard Chartered Bank	USD	19,678	CAD	26,296	8/15/19	420,869
Standard Chartered Bank	USD	1,659	TWD	52,058	9/11/19	27,462
State Street Bank & Trust Co.	EUR	618	USD	703	8/15/19	(2,519)
State Street Bank & Trust Co.	USD	817	AUD	1,157	8/15/19	(3,234)
UBS AG	GBP	665	USD	846	8/15/19	(183)
UBS AG	TWD	17,085	USD	545	9/11/19	(8,519)
UBS AG	USD	574	TWD	17,754	9/11/19	1,230

						$337,696

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

20 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 21

STATEMENT OF ASSETS & LIABILITIES

June 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $218,413,109)	$278,886,287
Affiliated issuers (cost $8,828,295)	8,828,295
Cash collateral due from broker	320,000
Foreign currencies, at value (cost $334,127)	334,043
Receivable for investment securities sold and foreign currency transactions	3,806,605
Unrealized appreciation on forward currency exchange contracts	1,858,581
Receivable for capital stock sold	1,244,204
Unaffiliated dividends receivable	1,096,252
Affiliated dividends receivable	30,712

Total assets	296,404,979

Liabilities
Payable for investment securities purchased and foreign currency transactions	8,543,808
Unrealized depreciation on forward currency exchange contracts	1,520,885
Payable for capital stock redeemed	539,566
Due to Custodian	280,162
Advisory fee payable	157,095
Distribution fee payable	40,875
Administrative fee payable	35,032
Transfer Agent fee payable	18,597
Directors’ fee payable	5,683
Dividends payable	1,656
Accrued expenses and other liabilities	257,119

Total liabilities	11,400,478

Net Assets	$285,004,501

Composition of Net Assets
Capital stock, at par	$17,254
Additional paid-in capital	226,678,311
Distributable earnings	58,308,936

$285,004,501

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$175,099,733	10,644,839	$16.45	*

B	$759,021	53,994	$14.06

C	$4,736,035	334,246	$14.17

Advisor	$89,254,192	5,289,756	$16.87

R	$7,066,726	439,230	$16.09

K	$6,375,995	389,694	$16.36

I	$1,712,799	101,953	$16.80

*	The maximum offering price per share for Class A shares was $17.18, which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended June 30, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $547,384)	$3,875,719
Affiliated issuers	367,786
Securities lending income	19,700	$4,263,205

Expenses
Advisory fee (see Note B)	1,949,105
Distribution fee—Class A	445,687
Distribution fee—Class B	8,061
Distribution fee—Class C	60,774
Distribution fee—Class R	37,729
Distribution fee—Class K	15,023
Transfer agency—Class A	347,777
Transfer agency—Class B	2,100
Transfer agency—Class C	12,411
Transfer agency—Advisor Class	112,254
Transfer agency—Class R	19,619
Transfer agency—Class K	12,019
Transfer agency—Class I	1,698
Registration fees	141,034
Custodian	139,067
Audit and tax	84,542
Administrative	69,602
Printing	64,181
Legal	38,350
Directors’ fees	23,676
Miscellaneous	93,690

Total expenses	3,678,399
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(19,099)

Net expenses		3,659,300

Net investment income		603,905

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,453,242
Forward currency exchange contracts		(2,113,754)
Foreign currency transactions		65,456
Net change in unrealized appreciation/depreciation on:
Investments		(729,098)
Forward currency exchange contracts		2,085,494
Foreign currency denominated assets and liabilities		23,145

Net gain on investment and foreign currency transactions		1,784,485

Net Increase in Net Assets from Operations		$2,388,390

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2019	Year Ended June 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$603,905	$1,397,273
Net realized gain on investment and foreign currency transactions	404,944	52,339,334
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	1,379,541	(37,660,283)

Net increase in net assets from operations	2,388,390	16,076,324
Distributions to Shareholders
Class A	(20,636,697)	– 0	–
Class B	(106,450)	– 0	–
Class C	(815,838)	– 0	–
Advisor Class	(6,065,191)	– 0	–
Class R	(896,448)	– 0	–
Class K	(661,921)	– 0	–
Class I	(217,834)	– 0	–
Capital Stock Transactions
Net increase (decrease)	33,267,984	(44,789,595)

Total increase (decrease)	6,255,995	(28,713,271)
Net Assets
Beginning of period	278,748,506	307,461,777

End of period	$285,004,501	$278,748,506

See notes to financial statements.

24 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

NOTE A

Significant Accounting Policies

AB Sustainable International Thematic Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. On January 8, 2018, the Fund’s name was changed from AB International Growth Fund, Inc. to AB Sustainable International Thematic Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

26 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2019:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$5,933,380		$45,461,247		$	– 0	–	$51,394,627
Industrials	7,255,224		41,362,311			– 0	–	48,617,535
Financials	6,441,495		41,507,392			– 0	–	47,948,887
Health Care	8,731,081		31,832,953			– 0	–	40,564,034
Consumer Staples	6,667,641		29,648,733			– 0	–	36,316,374
Consumer Discretionary	13,242,894		7,921,278			– 0	–	21,164,172
Materials	– 0	–	9,649,530			– 0	–	9,649,530
Communication Services	– 0	–	9,594,172			– 0	–	9,594,172
Utilities	4,578,431		4,019,002			– 0	–	8,597,433
Energy	– 0	–	2,858,846			– 0	–	2,858,846
Short-Term Investments:
Investment Companies	8,828,295		– 0	–		– 0	–	8,828,295
Time Deposits	– 0	–	2,180,677			– 0	–	2,180,677

Total Investments in Securities	61,678,441		226,036,141	†		– 0	–	287,714,582

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$1,858,581	$	– 0	–	$1,858,581
Liabilities
Forward Currency Exchange Contracts		– 0	–	(1,520,885)		– 0	–	(1,520,885)

Total		$61,678,441		$226,373,837	$	– 0	–	$288,052,278

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains

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NOTES TO FINANCIAL STATEMENTS (continued)

earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and

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NOTES TO FINANCIAL STATEMENTS (continued)

1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2019, there was no such reimbursement. The Expense Caps will remain in effect until October 31, 2019 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the March 12, 2019 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2019, the reimbursement for such services amounted to $69,602.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $228,004 for the year ended June 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $907 from the sale of Class A shares and received $1,381, $310, and $479 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended June 30, 2019, such waiver amounted to $18,913.

A summary of the Fund’s transactions in AB mutual funds for the year ended June 30, 2019 is as follows:

Fund	Market Value 06/30/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)		Dividend Income (000)
Government Money Market Portfolio	$20,896		$84,443	$96,511	$8,828		$365
Government Money Market Portfolio*	– 0	–	33,209	33,209	– 0	–	3

Total					$8,828		$368

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended June 30, 2019 amounted to $140,427, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,175,537, $4,454,101, $865,585 and $226,494 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$128,770,289		$110,911,832
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$227,404,020

Gross unrealized appreciation	$68,896,185
Gross unrealized depreciation	(8,626,985)

Net unrealized appreciation	$60,269,200

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2019, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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NOTES TO FINANCIAL STATEMENTS (continued)

default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended June 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,858,581	Unrealized depreciation on forward currency exchange contracts	$1,520,885

Total		$1,858,581		$1,520,885

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(2,113,754)	$2,085,494

Total		$(2,113,754)	$2,085,494

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$118,986,070
Average principal amount of sale contracts	$98,830,638

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$11,160	$(11,160)	$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	142,792	(142,792)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	67,541	(12,351)		– 0	–		– 0	–	55,190
Brown Brothers Harriman & Co.	39,709	(32,577)		– 0	–		– 0	–	7,132
Citibank, NA	438,644	(256,208)		– 0	–		– 0	–	182,436
Goldman Sachs Bank USA	84,218	(15,668)		– 0	–		– 0	–	68,550
JPMorgan Chase Bank, NA	46,446	(46,446)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. LLC	520,553	(171,483)		– 0	–		– 0	–	349,070
Royal Bank of Scotland PLC	12,340	(12,340)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	493,948	(115,660)		– 0	–		– 0	–	378,288
UBS AG	1,230	(1,230)		– 0	–		– 0	–	– 0	–

Total	$1,858,581	$(817,915)	$	– 0	–	$	– 0	–	$1,040,666	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$115,334	$(11,160)	$	– 0	–	$	– 0	–	$104,174
Barclays Bank PLC	463,903	(142,792)		(320,000)			– 0	–	1,111
BNP Paribas	12,351	(12,351)		– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	32,577	(32,577)		– 0	–		– 0	–	– 0	–
Citibank, NA	256,208	(256,208)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	15,668	(15,668)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	279,593	(46,446)		– 0	–		– 0	–	233,147

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley & Co. LLC	$171,483	$(171,483)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	38,275	(12,340)			– 0	–		– 0	–		25,935
Societe Generale	5,378	– 0	–		– 0	–		– 0	–		5,378
Standard Chartered Bank	115,660	(115,660)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	5,753	– 0	–		– 0	–		– 0	–		5,753
UBS AG	8,702	(1,230)			– 0	–		– 0	–		7,472

Total	$1,520,885	$(817,915)			$(320,000)		$	– 0	–		$382,970	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the

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NOTES TO FINANCIAL STATEMENTS (continued)

securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Fund’s transactions surrounding securities lending for the year ended June 30, 2019 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$19,700	$2,498	$186

*	As of June 30, 2019.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018

Class A
Shares sold	448,167	512,397		$7,399,915		$9,848,551

Shares issued in reinvestment of dividends and distributions	1,245,771	– 0	–	17,764,702		– 0	–

Shares converted from Class B	10,117	16,034		167,099		306,726

Shares converted from Class C	130,436	217,247		2,211,082		4,144,327

Shares redeemed	(2,251,014)	(2,695,068)		(37,431,576)		(51,914,539)

Net decrease	(416,523)	(1,949,390)		$(9,888,778)		$(37,614,935)

Class B
Shares sold	3,225	3,737		$45,536		$63,663

Shares issued in reinvestment of dividends and distributions	8,543	– 0	–	104,568		– 0	–

Shares converted to Class A	(11,679)	(18,155)		(167,099)		(306,726)

Shares redeemed	(4,445)	(10,121)		(63,818)		(171,343)

Net decrease	(4,356)	(24,539)		$(80,813)		$(414,406)

Class C
Shares sold	11,383	60,486		$157,335		$1,027,453

Shares issued in reinvestment of dividends and distributions	58,943	– 0	–	$726,764	$	– 0	–

Shares converted to Class A	(149,215)	(244,458)		(2,211,082)		(4,144,327)

Shares redeemed	(110,334)	(193,922)		(1,564,537)		(3,302,759)

Net decrease	(189,223)	(377,894)		$(2,891,520)		$(6,419,633)

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018

Advisor Class
Shares sold	3,576,793	811,720		$59,111,289	$15,909,043

Shares issued in reinvestment of dividends and distributions	381,447	– 0	–	5,572,947	– 0	–

Shares redeemed	(1,022,659)	(757,613)		(16,877,176)	(14,779,274)

Net increase	2,935,581	54,107		$47,807,060	$1,129,769

Class R
Shares sold	75,476	108,950		$1,209,509	$2,068,281

Shares issued in reinvestment of dividends and distributions	64,079	– 0	–	895,186	– 0	–

Shares redeemed	(204,680)	(269,580)		(3,390,086)	(5,114,349)

Net decrease	(65,125)	(160,630)		$(1,285,391)	$(3,046,068)

Class K
Shares sold	83,721	171,333		$1,355,232	$3,305,427

Shares issued in reinvestment of dividends and distributions	46,680	– 0	–	661,912	– 0	–

Shares redeemed	(139,677)	(89,341)		(2,353,560)	(1,722,490)

Net increase (decrease)	(9,276)	81,992		$(336,416)	$1,582,937

Class I
Shares sold	9,906	24,321		$169,145	$474,547

Shares issued in reinvestment of dividends and distributions	14,679	– 0	–	213,436	– 0	–

Shares redeemed	(27,453)	(24,693)		(438,739)	(481,806)

Net decrease	(2,868)	(372)		$(56,158)	$(7,259)

NOTE G

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$1,363,175	$	– 0	–
Net long-term capital gains	28,037,204		– 0	–

Total taxable distributions paid	$29,400,379	$	– 0	–

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(1,250,790	)(a)
Other losses	(703,773	)(b)
Unrealized appreciation/(depreciation)	60,263,499	(c)

Total accumulated earnings/(deficit)	$58,308,936

(a)	As of June 30, 2019, the Fund had a post-October short term capital loss deferral of $5,088,010, and a post-October long term capital loss deferral of $(3,837,220).

(b)	As of June 30, 2019, the Fund had a qualified late-year ordinary loss deferral of $703,773.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2019, the Fund did not have any capital loss carryforwards.

42 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net increase in distributable earnings and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

At a meeting held on July 30 – July 31, 2019, the Board approved the early conversion of the Fund’s Class B shares into Class A shares to occur on or about November 7, 2019 (the “Conversion Date”). On the Conversion Date, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the Conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 43

NOTES TO FINANCIAL STATEMENTS (continued)

to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. All sales of Class B shares will cease on the Conversion Date.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

44 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 18.61		$ 17.77		$ 15.36		$ 16.76		$ 17.23

Income From Investment Operations

Net investment income(a)	.02	(b)	.09	(b)	(.00	)(b)(c)	.08	(b)	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)		.75		2.52		(1.48)		(.57)

Net increase (decrease) in net asset value from operations	(.12)		.84		2.52		(1.40)		(.47)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.11)		– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	(.11)		– 0	–	– 0	–

Net asset value, end of period	$ 16.45		$ 18.61		$ 17.77		$ 15.36		$ 16.76

Total Return

Total investment return based on net asset value(d)	1.03%		4.73%		16.59%		(8.35)%		(2.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$175,100		$205,869		$231,141		$219,182		$278,008

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.44%		1.39%		1.42%		1.35%		1.39%

Expenses, before waivers/reimbursements(e)†	1.45%		1.40%		1.43%		1.35%		1.39%

Net investment income (loss)	.14	%(b)	.46	%(b)	(.02	)%(b)	.49	%(b)	.58%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 16.37		$ 15.75		$ 13.63		$ 14.99		$ 15.54

Income From Investment Operations

Net investment loss(a)	(.10	)(b)	(.08	)(b)	(.14	)(b)	(.07	)(b)	(.05)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.70		2.26		(1.29)		(.50)

Net increase (decrease) in net asset value from operations	(.27)		.62		2.12		(1.36)		(.55)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.06		$ 16.37		$ 15.75		$ 13.63		$ 14.99

Total Return

Total investment return based on net asset value(d)	0.19	%*	3.94	%*	15.55%		(9.07)%		(3.54)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$759		$955		$1,306		$2,000		$5,240

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	2.25%		2.21%		2.26%		2.18%		2.16%

Expenses, before waivers/reimbursements(e)†	2.26%		2.22%		2.26%		2.18%		2.16%

Net investment loss	(.69	)%(b)	(.45	)%(b)	(.97	)%(b)	(.49	)%(b)	(.34)%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

46 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 16.47		$ 15.84		$ 13.69		$ 15.05		$ 15.60

Income From Investment Operations

Net investment loss(a)	(.11	)(b)	(.08	)(b)	(.15	)(b)	(.04	)(b)	(.02)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		.71		2.30		(1.32)		(.53)

Net increase (decrease) in net asset value from operations	(.26)		.63		2.15		(1.36)		(.55)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.17		$ 16.47		$ 15.84		$ 13.69		$ 15.05

Total Return

Total investment return based on net asset value(d)	0.26	%*	3.98	%*	15.70%		(9.04)%		(3.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,736		$8,621		$14,278		$40,800		$56,865

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	2.19%		2.14%		2.20%		2.11%		2.13%

Expenses, before waivers/reimbursements(e)†	2.20%		2.16%		2.20%		2.11%		2.13%

Net investment loss	(.74	)%(b)	(.46	)%(b)	(1.03	)%(b)	(.30	)%(b)	(.16)%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 18.99		$ 18.08		$ 15.63		$ 17.01		$ 17.45

Income From Investment Operations

Net investment income(a)	.11	(b)	.14	(b)	.04	(b)	.11	(b)	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		.77		2.56		(1.49)		(.58)

Net increase (decrease) in net asset value from operations	(.08)		.91		2.60		(1.38)		(.44)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.15)		– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	(.15)		– 0	–	– 0	–

Net asset value, end of period	$ 16.87		$ 18.99		$ 18.08		$ 15.63		$ 17.01

Total Return

Total investment return based on net asset value(d)	1.23	%*	5.03	%*	16.84%		(8.11)%		(2.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$89,254		$44,697		$41,582		$45,816		$62,213

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.19%		1.14%		1.17%		1.10%		1.12%

Expenses, before waivers/reimbursements(e)†	1.20%		1.15%		1.18%		1.10%		1.12%

Net investment income	.68	%(b)	.73	%(b)	.22	%(b)	.69	%(b)	.85%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

48 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 18.31		$ 17.53		$ 15.15		$ 16.57		$ 17.09

Income From Investment Operations

Net investment income (loss)(a)	(.03	)(b)	.01	(b)	(.05	)(b)	.03	(b)	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		.77		2.49		(1.45)		(.58)

Net increase (decrease) in net asset value from operations	(.18)		.78		2.44		(1.42)		(.52)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.06)		– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	(.06)		– 0	–	– 0	–

Net asset value, end of period	$ 16.09		$ 18.31		$ 17.53		$ 15.15		$ 16.57

Total Return

Total investment return based on net asset value(d)	0.69	%*	4.45	%*	16.19%		(8.57)%		(3.04)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,067		$9,234		$11,659		$12,449		$15,394

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.75%		1.70%		1.71%		1.67%		1.64%

Expenses, before waivers/reimbursements(e)†	1.76%		1.72%		1.72%		1.67%		1.64%

Net investment income (loss)	(.18	)%(b)	.08	%(b)	(.33	)%(b)	.17	%(b)	.34%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 18.52		$ 17.68		$ 15.29		$ 16.69		$ 17.15

Income From Investment Operations

Net investment income(a)	.02	(b)	.12	(b)	.01	(b)	.08	(b)	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)		.72		2.50		(1.48)		(.57)

Net increase (decrease) in net asset value from operations	(.12)		.84		2.51		(1.40)		(.46)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.12)		– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	(.12)		– 0	–	– 0	–

Net asset value, end of period	$ 16.36		$ 18.52		$ 17.68		$ 15.29		$ 16.69

Total Return

Total investment return based on net asset value(d)	1.03%		4.75%		16.60%		(8.39)%		(2.68)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,376		$7,391		$5,605		$5,001		$6,224

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.44%		1.40%		1.40%		1.36%		1.33%

Expenses, before waivers/reimbursements(e)†	1.45%		1.42%		1.41%		1.36%		1.33%

Net investment income	.13	%(b)	.61	%(b)	.03	%(b)	.52	%(b)	.67%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

50 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 18.90		$ 17.97		$ 15.56		$ 16.90		$ 17.30

Income From Investment Operations

Net investment income(a)	.08	(b)	.18	(b)	.06	(b)	.14	(b)	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)		.75		2.53		(1.48)		(.59)

Net increase (decrease) in net asset value from operations	(.06)		.93		2.59		(1.34)		(.40)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.18)		– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(2.04)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.04)		– 0	–	(.18)		– 0	–	– 0	–

Net asset value, end of period	$ 16.80		$ 18.90		$ 17.97		$ 15.56		$ 16.90

Total Return

Total investment return based on net asset value(d)	1.35	%*	5.17	%*	16.95%		(7.93)%		(2.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,713		$1,981		$1,891		$1,484		$1,376

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.09%		1.03%		1.05%		.95%		.90%

Expenses, before waivers/reimbursements(e)†	1.10%		1.05%		1.06%		.95%		.90%

Net investment income	.49	%(b)	.91	%(b)	.39	%(b)	.92	%(b)	1.15%

Portfolio turnover rate	45%		36%		27%		45%		18%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.00%		.00%

See footnote summary on page 52.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2019, June 30, 2018 and June 30, 2017 such waiver amounted to 0.01%, 0.01% and 0.01%, respectively.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Sustainable International Thematic Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable International Thematic Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

August 26, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2019.

For individual shareholders, the Fund designates 100.00% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2019, $300,899 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $3,801,727.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Sustainable International Thematic Fund, Inc. (the “Fund”) was held on October 11, 2018, adjourned until December 11, 2018 and adjourned again until March 12, 2019. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

December 11, 2018

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	7,017,795	344,771
William H. Foulk, Jr.*	6,996,704	365,862
Nancy P. Jacklin	7,018,529	344,037
Robert M. Keith	7,010,554	352,012
Carol C. McMullen	7,024,073	338,493
Gary L. Moody	6,999,103	363,463
Marshall C. Turner, Jr.	6,988,119	374,446
Earl D. Weiner	6,991,851	370,715

March 12, 2019

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
5,699,168	231,060	315,740	2,130,560

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President William Johnston(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Messrs. Roarty and Johnston are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). Formerly, he was a director of SunEdison, Inc. (solar materials and power plants) since 2007 until July 2014. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to that, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Thematic and Sustainable Equities.

William Johnston 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is a Senior Research Analyst for the Thematic & Sustainable Equities Portfolios.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available upon request. Contact your financial representative or AB at 1-(800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Sustainable International Thematic Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors

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observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable International Thematic Fund, Inc. (formerly named AB International Growth Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative

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analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation

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from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher

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daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall

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mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SIT-0151-0619

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst and Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Sustainable International Thematic	2018	$44,490	$3,019	$20,536
	2019	$44,490	$—	$22,043

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Sustainable International Thematic	2018	$850,245	$23,555
			$(3,019)
			$(20,536)
	2019	$637,446	$22,043
			$—
			$(22,043)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable International Thematic Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 29, 2019